UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 28, 2010
Date of Report (Date of earliest event reported)

Colonial Commercial Corp.
(Exact name of Registrant as Specified in Charter)

NEW YORK	1-6663	11-2037182
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 WAGARAW ROAD, HAWTHORNE, NEW JERSEY	07506
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: 973-427-8224

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On June 28, 2010, Colonial Commercial Corp. (the “Company”) held its Annual Meeting of Shareholders at which two proposals were presented to the Company’s shareholders for consideration. The two matters presented were:

1.	The election of six directors to hold office for a term of one year and until their successors are duly elected and qualified.

2.	A proposal to ratify the selection of Eisner LLP as the independent public accountants of the Company for the fiscal year ending December 31, 2010.

The results of the voting were as follows:

	For	Against	Abstained	Broker Non-Votes
Election of Directors

E. Bruce Fredrikson	3,084,294	-	8,689	982,942

Michael Goldman	3,044,991	-	47,992	982,942

Melissa Goldman-Williams	3,045,013	-	47,970	982,942

Stuart H. Lubow	3,039,294	-	53,689	982,942

Ronald H. Miller	3,084,316	-	8,667	982,942

William Pagano	3,084,294	-	8,689	982,942

Ratification of Appointment of Independent Registered Public Accounting Firm	4,047,806	27,854	265	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL COMMERCIAL CORP.
(Registrant)

Date: June 29, 2010	/s/ William Salek William Salek Chief Financial Officer